Allstate Life Insurance Company of New York
              Allstate Life of New York Variable Annuity Account II

                        Supplement dated October 15, 2003
                                       to
                          Prospectus dated May 1, 2003
                       for the Allstate Variable Annuity 3


This supplement amends the May 1, 2003 prospectus for the Allstate Variable Annuity 3 contract ("Contract") offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus.

Effective January 1, 2004, the Income Benefit Rider will no longer be offered. If you add the Income Benefit Rider to your Contract prior to January 1, 2004, your Rider will not be affected. All references in the prospectus to the Income Benefit Rider are updated accordingly.